Summary Prospectus	February 27, 2015

Schwab California Municipal Money Fund™

Ticker Symbol:    Value Advantage Shares®: SWKXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus, dated April 30, 2014, as supplemented June 4, 2014, September 29, 2014, and December 11, 2014, and SAI, dated April 30, 2014, as supplemented September 29, 2014, and February 27, 2015, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold Value Advantage Shares of the fund.

Shareholder fees (fees paid directly from your investment)
None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.32
Distribution (12b-1) fees	None
Other expenses	0.24

Total annual fund operating expenses	0.56
Less expense reduction	(0.11)

Total annual fund operating expenses after expense reduction[1]	0.45

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The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Value Advantage Shares to 0.45% for so long as the investment adviser serves as the adviser to the fund (the “contractual expense limitation agreement”). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. “Non-routine expenses” that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Value Advantage Shares to the investment adviser and/or its affiliates of fund fees and expenses that were previously waived or reimbursed by the investment adviser and/or its affiliates in order to maintain a positive net yield for the Value Advantage Shares (the “voluntary yield waiver”). As of the three-year period ended December 31, 2013, the investment adviser and/or its affiliates waived fees for the Value Advantage Shares in the amount of $7,240,400 under the voluntary yield waiver. Any future reimbursement of these previously waived fees made by the Value Advantage Shares to the investment adviser and/or its affiliates may cause the total annual fund operating expenses of the Value Advantage Shares to exceed the expense limitation under the contractual expense limitation agreement. If any actual or scheduled reimbursement payments to the investment adviser and/or its affiliates under the voluntary yield waiver materially impact the total annual fund operating expenses of the Value Advantage Shares, this fee table will be amended to reflect that impact.

Example

This example is intended to help you compare the cost of investing in the fund’s Value Advantage Shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Value Advantage Shares’ operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$46	$144	$252	$567

Principal investment strategies

To pursue its goal, the fund invests in money market securities from California issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and California personal income tax.

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of California tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal income tax and California personal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

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Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. In addition, to the extent the Value Advantage Shares make any reimbursement payments to the investment adviser and/or its affiliates, the Value Advantage Shares’s yield would be lower.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Liquidity Support Provider Risk. The fund may invest a substantial portion of its assets in securities with guarantees and/or liquidity supports provided by a bank or other financial institution, and the existence and nature of such supports may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for the purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity support provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are guaranteed by the same bank or financial institution, these risks may be increased.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.

State Risk. The fund invests primarily in securities issued by the state of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

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National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.

Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities – an indication of the ability of dealers to engage in “market making” – are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation, performance and expenses of the fund. As of the date of this prospectus, the SEC has proposed changes to the rules governing money market funds. Recent and future legislative and regulatory changes also may impact the securities and markets in which the fund may invest, which could impact the fund’s investment strategies.

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Performance

The bar chart below shows how the fund’s Value Advantage Shares investment results have varied from year to year, and the following table shows the fund’s Value Advantage Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwab.com/moneyfunds or call toll-free 1-800-435-4000 for a current seven-day yield.

Annual total returns (%) as of 12/31

Best quarter: 0.82% Q2 2007

Worst quarter: 0.00% Q3 2013

Average annual total returns (%) as of 12/31/13
	1 year	5 years	10 years
Value Advantage Shares®	0.01%	0.05%	1.09%

Investment adviser

Charles Schwab Investment Management, Inc.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open except when the following federal holidays are observed: Columbus Day and Veterans Day.

When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

—	by telephone at 1-800-407-0256; or

—	by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

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REG54674-13 00136263	Schwab California Municipal Money FundTM; Ticker Symbol: Value Advantage Shares®: SWKXX

Set forth below are the investment minimums for the fund’s Value Advantage Shares. These minimums may be waived for certain investors or in the fund’s sole discretion.

Minimum initial investment	Minimum additional investments	Minimum balance
$25,000 ($15,000 for IRA and custodial accounts)	$500	$20,000 ($15,000 for IRA and custodial accounts)

Tax information

Distributions received from the fund are typically intended to be exempt from federal and California personal income tax. While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the fund may invest may produce income that is subject to the federal alternative minimum tax (AMT). The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California personal income tax. Further, any of the fund’s defensive investments in taxable securities also could generate taxable income.

Payments to financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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